                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              MAY 15, 2003
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                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                         7373                   22-3375134
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                   2 Andrews Drive, 2nd Floor                      07424
                     West Paterson, NJ 07424
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code            (973) 256-8181
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  EXHIBITS.


Exhibit Number     Description of Document
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99.01 Certification of Barry Mindes, Chairman and Chief Executive Officer of Interactive Systems Worldwide Inc., pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                  Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

99.02 Certification of James McDade, Chief Financial Officer of Interactive Systems Worldwide Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                  Section 1350, Chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 15, 2003, Interactive Systems Worldwide Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003. Accompanying the Quarterly Report were the certifications of Barry Mindes, the Company's Chairman and Chief Executive Officer and James McDade, the Company's Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), in each case attached as an exhibit hereto and incorporated herein solely for purposes of this Item 9.

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         The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Interactive Systems Worldwide Inc.
                                 -----------------------------------
                                            (Registrant)

Date  May 15, 2003               By: /s/ Barry Mindes
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                                            (Signature)
                                   Name: Barry Mindes
                                   Title: Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit Number  Description of Document
--------------  -----------------------

99.01 Certification of Barry Mindes, Chairman and Chief Executive Officer of Interactive Systems Worldwide Inc., pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

99.02 Certification of James McDade, Chief Financial Officer of Interactive Systems Worldwide Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                Section 1350, Chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.